EXHIBIT INDEX


Exhibit No.                                                     Page No.

 (4)-1      First Supplemental Indenture, dated as of May 4,    Incorporated
            1992, between TRINOVA Corporation and NBD Bank,     by Reference
            with respect to the issuance of $75,000,000 aggregate principal amount of TRINOVA Corporation
            7.95% Notes Due 1997, filed as Exhibit (4)-1 to
            Form SE filed on May 6, 1992

 (4)-2      7.95% Notes Due 1997, issued pursuant to the        Incorporated
            Indenture, dated as of January 28, 1988, between    by Reference
            TRINOVA Corporation and NBD Bank (formerly
            National Bank of Detroit), as supplemented by the First Supplemental Indenture, dated as of May 4, 1992, between TRINOVA Corporation and NBD
            Bank, filed as Exhibit (4)-2 to Form SE filed on May 6, 1992

 (4)-3      Officers' Certificate of TRINOVA Corporation,       Incorporated
            dated May 4, 1992, pursuant to Section 2.01 of      by Reference
            the Indenture, dated as of January 28, 1988, between TRINOVA Corporation and NBD Bank
            (formerly National Bank of Detroit), as
            supplemented by the First Supplemental
            Indenture, dated as of May 4, 1992, between TRINOVA Corporation and NBD Bank, filed as
            Exhibit (4)-3 to Form SE filed on May 6, 1992

 (4)-4      Rights Agreement, dated January 26, 1989,           Incorporated
            between TRINOVA Corporation and First Chicago       by Reference
            Trust Company of New York filed as Exhibit (2) to Form 8-A filed on January 27, 1989, as amended by the First Amendment to Rights
            Agreement filed as Exhibit (5) to Form 8 filed on July 1, 1992

 (4)-5      Form of Share Certificate for Common Shares, $5     Incorporated
            par value, of TRINOVA Corporation, filed as         by Reference
            Exhibit (4)-2 to Form SE filed on July 1, 1992

 (4)-6      Fiscal Agency Agreement, dated as of October 26,    Incorporated
            1987, between TRINOVA Corporation, as Issuer,       by Reference
            and Bankers Trust Company, as Fiscal Agent, with respect to $100,000,000 aggregate principal amount of TRINOVA Corporation 6% Convertible
            Subordinated Debentures Due 2002, filed as
            Exhibit (4)-1 to Form SE filed on March 18, 1993




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

EXHIBIT INDEX - Continued


Exhibit No.                                                     Page No.

  (4)-7     Indenture, dated as of January 28, 1988, between    Incorporated
            TRINOVA Corporation and NBD Bank (formerly          by Reference
            National Bank of Detroit), with respect to the issuance of $50,000,000 aggregate principal amount of TRINOVA Corporation 9.55% Senior
            Sinking Fund Debentures Due 2018, and the issuance of $75,000,000 aggregate principal amount of TRINOVA Corporation 7.95% Notes Due
            1997, filed as Exhibit (4)-2 to Form SE filed on March 18, 1993

  (4)-8     Form of 7.875% Debentures due June 1, 2026,         Incorporated
            filed as Exhibit (4)-1 to Form 8-K filed on         by Reference
            June 3, 1996

  (4)-9     Indenture, dated as of May 1, 1996, between         Incorporated
            TRINOVA Corporation and NBD Bank, Trustee, with     by Reference
            respect to the issuance of $100,000,000 aggregate principal amount of 7.875% Debentures due June 1, 2026, filed as Exhibit (4)-2 to Form 8-K filed on June 3, 1996

 (10)-1     TRINOVA Corporation 1982 Stock Option Plan,         Incorporated
            filed as Exhibit (10)-1 to Form SE filed on         by Reference
            March 18, 1993

 (10)-2     TRINOVA Corporation 1984 Incentive Compensation     Incorporated
            Plan, filed as Exhibit (10)-2 to Form SE filed      by Reference
            on March 18, 1993

 (10)-3     TRINOVA Corporation 1987 Stock Option Plan,         Incorporated
            filed as Exhibit (10)-3 to Form SE filed on         by Reference
            March 18, 1993

 (10)-4     Change in Control Agreement for Officers,           Incorporated
            filed as Exhibit (10)-4 to Form SE filed on         by Reference
            March 18, 1993 (the Agreements executed by the
            Company and various executive officers of the Company are identical in all respects to the form of Agreement filed as an Exhibit to Form SE except as to differences in the identity of the officers and the dates of execution, and as to other variations directly necessitated by said differences)



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


EXHIBIT INDEX - Continued


Exhibit No.                                                     Page No.

 (10)-5     Change in Control Agreement for Non-officers,       Incorporated
            filed as Exhibit (10)-5 to Form SE filed on         by Reference
            March 18, 1993 (the Agreements executed by the
            Company and various non-officer employees of the Company are identical in all respects to the form of Agreement filed as an Exhibit to Form SE except as to differences in the identity of the employees and the dates of execution, and as to other variations directly necessitated by said differences)

 (10)-6     TRINOVA Corporation 1994 Stock Incentive Plan,      Incorporated
            filed as Appendix A to the proxy statement for      by Reference
            the annual meeting held on April 21, 1994

 (10)-7     TRINOVA Corporation 1989 Non-Employee Directors'    Incorporated
            Equity Plan, filed as Exhibit (10)-12 to            by Reference
            Form 10-K filed on March 18, 1994

 (10)-8     TRINOVA Corporation Plan for Optional Deferment     Incorporated
            of Directors' Fees (amended and restated            by Reference
            effective April 1, 1995) filed as Exhibit (10)-8
            to Form 10-K filed on March 20, 1995

 (10)-9     TRINOVA Corporation Directors' Retirement Plan      Incorporated
            (amended and restated effective January 1, 1990)    by Reference
            filed as Exhibit (10)-9 to Form 10-K filed on March 20, 1995

 (10)-10    TRINOVA Corporation Voluntary Deferred Compensation Incorporated
            Plan (effective April 1, 1995), filed as Exhibit    by Reference
            (10)-11 to Form 10-K filed on March 20, 1995

 (10)-11    TRINOVA Corporation Supplemental Benefit Plan       Incorporated
            (amended and restated effective January 1, 1995),   by Reference
            filed as Exhibit (10)-10 to Form 10-Q filed on August 10, 1995

 (11)       Statement re:  Computation of Per Share Earnings    22

 (27)       Financial Data Schedule                             23

 (99(i))-1  TRINOVA Corporation Directors' Charitable Award     Incorporated
            Program, filed as Exhibit (99(i))-2 to              by Reference
            Form 10-K filed on March 18, 1994



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


EXHIBIT INDEX - Continued


 (99(i))-2  Credit Agreement, dated as of August 31, 1994,      Incorporated
            among TRINOVA Corporation (borrower) and The Bank   by Reference
            of Tokyo Trust Company; Chemical Bank; Citibank,
            N.A.; Dresdner Bank AG, New York and Grand Cayman branches; The First National Bank of Chicago;
            Morgan Guaranty Trust Company of New York; NBD
            Bank; and Union Bank of Switzerland, Chicago branches (banks) and Citibank, N.A. (administrative agent), filed as Exhibit (99(i))-2 to Form 10-Q filed on November 3, 1994



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